UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

On May 2, 2016, the Board of Directors of NRG Yield, Inc. (the “Company”) named Christopher S. Sotos as President and Chief Executive Officer and Mauricio Gutierrez as Chairman of the Board. Mr. John F. Chlebowski returned to his role as Lead Independent Director.  All changes are effective as of May 6, 2016.

Mr. Sotos, age 44, has served as a director of NRG Yield, Inc. since May 2013.  Mr. Sotos has also served in various positions at NRG Energy, Inc. (“NRG”), including most recently as Executive Vice President — Strategy and Mergers and Acquisitions from February 2016 through May 2016 and Senior Vice President — Strategy and Mergers and Acquisitions from November 2012 through February 2016.  In this role, he led NRG’s corporate strategy, mergers and acquisitions, strategic alliances and other special projects for NRG.  Previously, he served as NRG’s Senior Vice President and Treasurer from March 2008 to September 2012, where he was responsible for all treasury functions, including raising capital, valuation, debt administration and cash management. Mr. Sotos joined NRG in 2004 as a Senior Finance Analyst, following more than nine years in key financial roles within the energy sector and other industries for Houston-based companies such as Koch Capital Markets, Entergy Wholesale Operations and Service Corporation International. Mr. Sotos also serves on the board of FuelCell Energy, Inc.

The terms of Mr. Sotos’ compensation as President and Chief Executive Officer have not yet been finalized. The Company will file an amendment to this Current Report on Form 8-K once such terms have been finalized.

In addition, on May 2, 2016, the Board of Directors of the Company, upon recommendation of the Corporate Governance, Conflicts and Nominating Committee, appointed John Chillemi to the Board of Directors of the Company effective May 6, 2016.

Mr. Chillemi, age 48, has served as Executive Vice President, National Business Development of NRG since December 2015.  In this role, Mr. Chillemi is responsible for all wholesale generation development activities for NRG across the nation.  Prior to December 2015, Mr. Chillemi was Senior Vice President and Regional President, West since NRG’s acquisition of GenOn Energy, Inc. (“GenOn”) in December 2012.  Mr. Chillemi served as the Regional President in California and the West for GenOn from December 2010 to December 2012, and as President and Vice President of the West at Mirant Corporation from 2007 December 2010.  Mr. Chillemi has 30 years of power industry experience, beginning with Georgia Power in 1986.

A copy of the Company’s press release announcing the governance changes is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 5, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: May 5, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 5, 2016